EXHIBIT 99.2
                                  ------------

Audited Financial Statements of BarOn Technologies Ltd. as of December 31, 1994

                            BARON TECHNOLOGIES LTD.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1994
                            -----------------------

                            BARON TECHNOLOGIES LTD.
                         (A DEVELOPMENT STAGE COMPANY)

                                C O N T E N T S
                                ---------------


                                                                                                              PAGE
                                                                                                            ---------

AUDITORS' REPORT                                                                                                    2

FINANCIAL STATEMENTS

  Balance Sheets                                                                                                    3

  Statements of Operations                                                                                          4

  Statements of Changes in Shareholders' Equity                                                                     5

  Statements of Cash Flows                                                                                          6

  Notes to the Financial Statements                                                                              7-15

                          INDEPENDENT AUDITORS' REPORT

                  Extended form to comply with U.S. standards

To the Shareholders of
BARON TECHNOLOGIES LTD.
(a development stage company)

We have audited the balance sheets of Baron Technologies Ltd. (a development stage company) (the "Company") as of December 31, 1994 and 1993, and the statements of operations, shareholders' equity and cash flows for the years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Israel and the United States, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1994 and 1993, and the results of their operations and cash flows for the years ended December 31, 1994 and 1993, in conformity with accounting principles generally accepted in Israel (as applicable to the financial statements of the Company, generally accepted accounting principles in Israel are practically identical to those of the U.S. except for the restatement to inflation, see Note 3(E)).

/S/ Luboshitz, Kasierer & Co.                             /S/ Yosef Shimony
Certified Public Accountants (Israel)                     Certified Public Accountants (Israel)

Tel Aviv, March 21, 1995.

- --------------------------------------------------------------------------------
2

BALANCE SHEETS
- --------------------------------------------------------------------------------

In shekels of December 1994


                                                                               DECEMBER 31
                                                                        --------------------------
                                                                            1994          1993
                                                               NOTE          NIS           NIS
                                                               ---      ------------  ------------
CURRENT ASSETS
  Cash and cash equivalents                                                   920,454           322
  Receivables and prepaid expenses                                             36,655        22,022
                                                                         ------------  ------------
                                                                              957,109        22,344
                                                                         ------------  ------------
FIXED ASSETS                                                    (4)           370,599       192,685
                                                                         ------------  ------------
OTHER ASSETS                                                                       --         7,330
                                                                         ------------  ------------
                                                                            1,327,708       222,359
                                                                         ============  ============
CURRENT LIABILITIES
  Bank overdraft                                                                   --        55,007
  Creditors and accounts payable                                (5)           866,026       470,484
                                                                         ------------  ------------
                                                                              866,026       525,491
                                                                         ------------  ------------
ACCRUED SEVERANCE PAY                                           (6)           139,802        57,143
                                                                         ------------  ------------
SHAREHOLDERS' EQUITY (DEFICIENCY)
  Share capital                                                 (7)            86,099        45,863
  Premium on shares                                                         3,375,691            --
  Receipts on account of shares                                 (7)         1,536,849     1,198,580
  Accumulated deficit                                                      (4,676,759)   (1,604,718)
                                                                         ------------  ------------
                                                                              321,880      (360,275)
                                                                         ------------  ------------

                                                                            1,327,708       222,359
                                                                         ============  ============

                                          /s/ ED WOLFE
                                          --------------------------------------
                                          Ed Wolfe
                                          Director

March 21, 1995.

   The accompanying notes form an integral part of the financial statements.
- --------------------------------------------------------------------------------
3 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
- --------------------------------------------------------------------------------

In shekels of December 1994


                                                                                                        CUMULATIVE
                                                                                                         FROM THE
                                                                                                       ENTERPRISE'S
                                                                                                        INCEPTION
                                                                                   YEAR ENDED             UNTIL
                                                                 NOTE             DECEMBER 31          DECEMBER 31
                                                               ---------   --------------------------  ------------
                                                                               1994          1993          1994
                                                                                NIS           NIS           NIS
                                                                           ------------  ------------  ------------

Research and development costs                                    (10)        2,335,737       798,537     3,597,050

General and administrative expenses                               (11)          759,772       285,645     1,119,263
                                                                           ------------  ------------  ------------
                                                                             (3,095,509)   (1,084,182)   (4,716,313)

Financing income, net                                             (12)           23,468         9,051        39,554
                                                                           ------------  ------------  ------------

Net loss                                                                     (3,072,041)   (1,075,131)   (4,676,759)
                                                                           ============   ===========   ===========

   The accompanying notes form an integral part of the financial statements.
- --------------------------------------------------------------------------------
4 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
- --------------------------------------------------------------------------------

In shekels of December 1994


                                                                                RECEIPTS
                                            NUMBER      SHARE     PREMIUM     ON ACCOUNT  ACCUMULATED
                                           OF SHARES    CAPITAL   ON SHARES    OF SHARES     DEFICIT       TOTAL
                                                          NIS        NIS          NIS          NIS          NIS
                                          -----------  ---------  ---------    ----------  ------------  ----------
Balance as of January 1, 1993                       2          2         --       478,558     (529,587)     (51,027)
Receipts on account of shares                      --         --         --       720,022           --      720,022
Shares issued                                  39,998     45,861         --            --           --       45,861
Net loss                                           --         --         --            --   (1,075,131)  (1,075,131)
                                          -----------  ---------  ---------    ----------  ------------
Balance as of December 31, 1993                40,000     45,863         --     1,198,580   (1,604,718)    (360,275)
                                          ===========

Stock split                                 4,000,000         --         --            --           --           --
Receipts on account of shares                      --         --         --     1,536,849           --    1,536,849
Shares issued                               3,425,800     40,236  3,375,691(*) (1,198,580)          --    2,217,347
Net loss                                           --         --         --            --   (3,072,041)  (3,072,041)
                                          -----------  ---------  ---------    ----------  ------------  ----------
Balance as of December 31, 1994             7,425,800     86,099  3,375,691     1,536,849   (4,676,759)     321,880
                                          ===========  =========  =========    ==========  ============  ==========

(*) Net of issue expenses of approximately NIS 200,000.

   The accompanying notes form an integral part of the financial statements.
- --------------------------------------------------------------------------------
5 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
- --------------------------------------------------------------------------------

In shekels of December 1994


                                                                                                     CUMULATIVE
                                                                                                      FROM THE
                                                                                                    ENTERPRISE'S
                                                                                                     INCEPTION
                                                                                YEAR ENDED             UNTIL
                                                                               DECEMBER 31          DECEMBER 31
                                                                        --------------------------  ------------
                                                                            1994          1993          1994
                                                                            NIS           NIS           NIS
                                                                        ------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                (3,072,041)   (1,075,131)   (4,676,759)
                                                                        ------------  ------------  ------------
     Adjustments to reconcile net loss to net cash used in operating activities:
        Depreciation and amortization                                         70,977        37,484       112,441
        Exchange rate differences                                             (2,569)        1,289            --
        Increase in provision for severance pay                               82,659        57,144       139,803
     Changes in assets and liabilities:
        Decrease (increase) in receivables and prepaid expenses              (14,633)       57,530       (36,655)
        Increase in creditors and accounts payable                           481,016        90,756       866,024
                                                                        ------------  ------------  ------------
                                                                             617,450       244,203     1,081,613
                                                                        ------------  ------------  ------------
           Net cash used in operating activities                          (2,454,591)     (830,928)   (3,595,146)
                                                                        ------------  ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of fixed assets                                               (242,636)     (112,401)     (475,912)
  Acquisition of other assets                                                     --        (1,727)       (8,203)
                                                                        ------------  ------------  ------------
     Net cash used in investing activities                                  (242,636)     (114,128)     (484,115)
                                                                        ------------  ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of shares                                         2,218,422        45,861     2,264,286
  Receipts on account of shares                                            1,536,849       720,022     2,735,429
  Increase (decrease) in short-term bank credit                              (55,007)       55,007            --
  Loan received from related parties (repaid)                                (82,905)       84,185            --
                                                                        ------------  ------------  ------------
     Net cash provided by financing activities                             3,617,359       905,075     4,999,715
                                                                        ------------  ------------  ------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                             920,132       (39,981)      920,454

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                 322        40,303            --
                                                                        ------------  ------------  ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   920,454           322       920,454
                                                                        ============  ============  ============

   The accompanying notes form an integral part of the financial statements.
- --------------------------------------------------------------------------------
6 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Company is a development stage Israeli corporation established in July 1992. Since its inception the Company has been primarily engaged in the development of an electronic pen as an input device for computers.

     In the course of its development activities, the Company has sustained continuous operating losses and expects such losses to continue for the duration of the development stage. The Company's ability to continue as a going concern depends upon its success in raising the required additional financing. Subsequent to balance sheet date an overseas shareholder purchased newly issued shares of the Company, for U.S.$ 4.0 million out of which U.S.$ 3.0 million are payable in cash (See Note 13). Management estimates that these funds will enable the Company to meet its cash flow needs for at least the end of 1995.

     In the year of account the Company changed its name from Baron Research and Development Ltd. to its current name.

NOTE 2 -- FINANCIAL STATEMENTS RESTATED FOR INFLATION

A. GENERAL

     The financial statements are presented on the basis of historical cost, restated for changes in the general purchasing power of the Israeli currency. Accordingly, the nominal figures in the accounting records (the Company maintains its books of accounts in nominal shekels) are restated to New Israeli Shekels (NIS) of the last month of the reported period (December 1994) based on the changes in the Consumer Price Index (CPI). Condensed statements in nominal shekels are presented in Note 14.

     The restatement is made in accordance with principles laid down in the relevant Opinions issued by the Institute of Certified Public Accountants in Israel.

     The increase in the CPI for the year ended December 31, 1994 was 14.5% (1993 -- 11.2%).

- --------------------------------------------------------------------------------
7 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 2 -- FINANCIAL STATEMENTS RESTATED FOR INFLATION (CONT.)

B. BALANCE SHEET

     Nonmonetary items -- fixed assets, other assets and shareholders' equity items, are restated for changes in the CPI from the date of the transaction to balance sheet date.

     Monetary items are presented in the balance sheet at nominal amounts (Comparative figures are restated to shekels of balance sheet date).

     The restated values of nonmonetary items do not necessarily represent economic or realization values, but merely the historical values restated for changes in the general purchasing power of the Israeli currency.

C. STATEMENT OF OPERATIONS

     Amounts relating to nonmonetary items (mainly, depreciation and amortization) are restated on the same basis as the restated balance sheet item. Other expenses (excluding finance) are restated on the basis of changes in the CPI between transaction date and balance sheet date.

- --------------------------------------------------------------------------------
8 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES

     The principal accounting policies, applied in the preparation of the financial statements on a consistent basis, are as follows:

          A. FIXED ASSETS -- Fixed assets (including leasehold improvements) are stated at cost. Depreciation is calculated by the straight-line method at rates considered adequate to amortize the cost of assets over their estimated useful lives.

          B. CASH AND CASH EQUIVALENTS -- Cash and cash equivalents include deposits in banks which are held for immediate or short-term withdrawal (original deposit period not exceeding three months).

          C. RESEARCH AND DEVELOPMENT COSTS -- These costs are charged to operations as incurred.

          D. Balances in foreign currency -- These balances are stated based on the representative rate at balance sheet date (1 U.S.$ = NIS 3.018; 1993 -- NIS 2.986).

          E. U.S. GAAP -- As applicable to the Company's financial statements, generally accepted accounting principles in Israel are practically identical to those of the U.S. except for the restatement for changes in the general purchasing power of the Israeli currency as detailed in Note 2.

- --------------------------------------------------------------------------------
9 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 4 -- FIXED ASSETS



                                                                     DECEMBER 31               DECEMBER 31
                                                                         1994                      1993
                                                          ----------------------------------   ------------
                                              RATE OF                 ACCUMULATED
                                            DEPRECIATION     COST    DEPRECIATION      NET          NET
                                            ------------   ---------  ------------  ---------   ----------
                                                   %          NIS        NIS           NIS          NIS
                                                  --          ---        ---           ---          ---

Computers and peripheral equipment (*)           10-20      401,587       94,959     306,628      158,225

Furniture and office equipment                    7-10       56,766        4,878      51,888       22,478

Leasehold improvements                              20       17,543        5,460      12,083       11,982
                                                          ---------  ------------  ---------  ------------

                                                            475,896      105,297     370,599      192,685
                                                          =========  ============  =========  ============

(*) Cost of computers bought from a related party NIS 52,179.

NOTE 5 -- CREDITORS AND ACCOUNTS PAYABLE


                                                                            DECEMBER 31
                                                                        --------------------
                                                                          1994       1993
                                                                           NIS        NIS
                                                                        ---------  ---------
Suppliers and accounts payable                                            384,340     79,039
Employees and employees institutions                                      215,332     57,629
Directors, shareholders and other related parties (*)                     213,975    226,214
Short-term loan from a shareholder                                             --     85,474
Government institutions                                                    52,379     22,128
                                                                        ---------  ---------
                                                                          866,026    470,484
                                                                        =========  =========

(*) Mainly accrued expenses payable to a shareholder.

- --------------------------------------------------------------------------------
10 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 6 -- ACCRUED SEVERANCE PAY

     The Company's obligation for severance pay to employees is covered by the unfunded accrual in the balance sheet and by payments to an insurance company. Provision include amounts in respect of prior years for salaries increased in 1994. Payments to the insurance company are not under the custody or the disposal of the Company, and therefor were not included in the balance sheet.

NOTE 7 -- SHARE CAPITAL

     Share capital consists of ordinary shares of NIS 0.01 par value each (1993
- -- NIS 1 par value each). Authorized share capital -- 11 million shares (1993 -- 110,000 shares). Issued and paid-up capital -- 7,425,800 shares (1993 -- 40,000 shares).

     Receipts on account of shares at balance sheet date represent U.S.$ 500,000 received on October 1994 from EAI, see Note 13.

NOTE 8 -- COMMITMENTS AND CONTINGENT LIABILITIES

          A. The Company has an obligation to pay a shareholder royalties of 2% of sales up to a maximum of U.S.$ 500,000. The shareholder also has the right to market the Company's products in Japan.

          B. Maximum exposure of a claim and threatened litigation against the Company amounts to approximately U.S.$ 43,000. Managements estimates that ultimate outcome of these claims will not have a material adverse effect on the Company.

NOTE 9 -- INCOME TAXES

          A. The Company has not as yet received any final tax assessment since its establishment (1992).

          B. The Company's loss and deductions available to be carried forward for tax purposes amount to approximately NIS 4.2 million. The difference between the reported loss and the loss for tax purposes is due mainly to unallowable expenses. Future tax benefits will be included on realization.

- --------------------------------------------------------------------------------
11 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 10 -- RESEARCH AND DEVELOPMENT COSTS


                                                                                                 CUMULATIVE
                                                                                                  FROM THE
                                                                                                ENTERPRISE'S
                                                                                                 INCEPTION
                                                                              YEAR ENDED           UNTIL
                                                                             DECEMBER 31        DECEMBER 31
                                                                        ----------------------  ------------
                                                                           1994        1993         1994
                                                                            NIS         NIS         NIS
                                                                        -----------  ---------  ------------
Salaries and related expenses (*)                                         1,610,830    686,121    2,540,022
Materials and components (*)                                                239,099     21,821      270,377
Consultants and subcontractors (*)                                          229,474     26,234      446,928
Patents                                                                     103,370         --      103,370
Travel                                                                       86,737     30,580      132,506
Depreciation and amortization                                                64,485     33,781      102,105
Professional literature                                                       1,742         --        1,742
                                                                        -----------  ---------  ------------
                                                                          2,335,737    798,537    3,597,050
                                                                        ===========  =========  ===========
(*) Including to related parties                                            310,672         --      429,365
                                                                        ===========  =========  ===========

NOTE 11 -- GENERAL AND ADMINISTRATIVE EXPENSES

Salaries and related expenses (*)                                           341,278     40,357      384,929
Professional fees (*)                                                       103,846     28,813      184,042
Rent and building maintenance (*)                                            88,442     76,617      167,982
Advertising                                                                  56,032      6,712       62,744
Communications                                                               52,443     37,709       98,862
Car maintenance                                                              26,321         --       26,321
Travel (*)                                                                   15,577     66,930       84,461
Depreciation                                                                  6,492      3,703       10,336
Other                                                                        69,341     24,804       99,586
                                                                        -----------  ---------  -----------
                                                                            759,772    285,645    1,119,263
                                                                        ===========  =========  ===========
(*) Including to related parties                                            289,300    106,286      395,586
                                                                        ===========  =========  ===========

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12 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 12 -- FINANCING INCOME, NET


                                                                                                    CUMULATIVE
                                                                                                     FROM THE
                                                                                                   ENTERPRISE'S
                                                                                                    INCEPTION
                                                                      YEAR ENDED     YEAR ENDED       UNTIL
                                                                      DECEMBER 31    DECEMBER 31   DECEMBER 31
                                                                         1994           1993           1994
                                                                     -------------  -------------  ------------
Financing income is net of expenses to a related party                     5,127          6,823         11,950
                                                                     ============    ===========    ===========

NOTE 13 -- EVENTS SUBSEQUENT TO BALANCE SHEET DATE

     In January 1995 the Company, its shareholders and Electronic Associates, Inc. (a company registered in the U.S., "EAI") signed an agreement according to which:

     -- EAI will purchase newly issued shares of the Company for U.S.$ 4 million, of which U.S.$ 3 million is to be paid in cash and U.S.$ 1 million is to be paid in shares of EAI. Out of these amounts U.S.$ 0.5 million were received by balance sheet date and U.S.$ 1.5 million were received up to date of preparation of these financial statements.

     -- EAI will purchase Company shares held by existing shareholders.

     After completing these two purchases, EAI will hold 25.01% of the Company's outstanding shares.

     -- EAI has an option to increase its holding in the Company to up to 33.33% for an additional U.S.$ 4 million (U.S.$ 2 million to be paid in cash and U.S.$ 2 million to be paid in shares of EAI).

     -- EAI will have a right of first refusal to enter into manufacturing contracts to produce for the Company electronic hardware elements for its products and will provide the Company with certain consulting services.

- --------------------------------------------------------------------------------
13 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 14 -- CONDENSED STATEMENTS IN NOMINAL SHEKELS


                                                                           DECEMBER 31
                                                                   ----------------------------
                                                                       1994           1993
                                                                        NIS            NIS
                                                                   -------------  -------------
A. BALANCE SHEET
     Current assets                                                      957,109         19,485
     Fixed assets, net                                                   327,159        153,849
     Other assets                                                             --          5,860
                                                                   -------------  -------------
                                                                       1,284,268        179,194
                                                                   =============  =============
     Current liabilities                                                 866,026        458,943
                                                                   -------------  -------------
     Accrued severance pay                                               139,802         49,907
                                                                   -------------  -------------
     Shareholders' deficiency
        Share capital                                                     74,258         40,000
        Premium on shares                                              2,959,187             --
        Receipts on account of shares                                  1,504,500        955,010
        Accumulated deficit                                           (4,259,505)    (1,324,666)
                                                                   -------------  -------------
                                                                         278,440       (329,656)
                                                                   -------------  -------------
                                                                       1,284,268        179,194
                                                                   -------------  -------------

B. STATEMENT OF OPERATIONS
     Research and development costs                                    2,223,592        665,859
     General and administrative expenses                                 711,835        238,786
                                                                   -------------  -------------
                                                                      (2,935,427)      (904,645)
     Financing income (expenses), net                                        588        (12,687)
                                                                   -------------  -------------
     Net loss                                                         (2,934,839)      (917,332)
                                                                   =============  =============

- --------------------------------------------------------------------------------
14 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

NOTE 14 -- CONDENSED STATEMENTS IN NOMINAL SHEKELS (CONT.)

     C. STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY


                                                                        RECEIPTS
                                                                           ON
                                    NUMBER       SHARE      PREMIUM      ACCOUNT    ACCUMULATED
                                   OF SHARES    CAPITAL    ON SHARES    OF SHARES     DEFICIT        TOTAL
                                                  NIS         NIS          NIS          NIS           NIS
                                  -----------  ---------  -----------  -----------  ------------  ------------
Balance at January 31, 1993                 2          2           --      365,989      (407,334)      (41,343)
Receipts on account of shares              --         --           --      589,021            --       589,021
Shares issued                          39,998     39,998           --           --            --        39,998
Net loss                                   --         --           --           --      (917,332)     (917,332)
                                  -----------  ---------  -----------  -----------  ------------  ------------
Balance at December 31, 1993           40,000     40,000           --      955,010    (1,324,666)     (329,656)
                                  ===========
Stock split                         4,000,000         --           --           --            --            --
Receipts on account of shares              --         --           --    1,504,500            --     1,504,500
Shares issued                       3,425,800     34,258    2,959,187     (955,010)           --     2,038,435
Net loss                                   --         --           --           --    (2,934,839)   (2,934,839)
                                  -----------  ---------  -----------  -----------  ------------  ------------
Balance at December 31 1994         7,425,800     74,258    2,959,187    1,504,500    (4,259,505)      278,440
                                  ===========  =========  ===========  ===========  ============  ============

- --------------------------------------------------------------------------------
15 BARON TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)